UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 27, 2005

MANPOWER INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-10686	39-1672779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5301 North Ironwood Road Milwaukee, Wisconsin	53217
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (414) 961-1000

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01

Changes in Registrant’s Certifying Accountant

On July 27, 2005, the Audit Committee of the Board of Directors of Manpower Inc. (the “Company”) dismissed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, subject to completion of its procedures on the unaudited interim financial statements for the three and six month periods ended June 30, 2005 and the Quarterly Report on Form 10-Q in which such financial statements will be included, and appointed Deloitte & Touche LLP as the Company’s new independent registered public accounting firm, subject to the completion of their new client acceptance procedures.

On July 29, 2005, PricewaterhouseCoopers LLP completed its procedures on the unaudited financial statements for the three and six month periods ended June 30, 2005 and the Quarterly Report on Form 10-Q was filed.

PricewaterhouseCoopers LLP’s reports on the Company’s consolidated financial statements for each of the years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.

During the years ended December 31, 2004 and 2003, and the subsequent interim period through July 29, 2005, there were no disagreements between the Company and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PricewaterhouseCoopers LLP’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements of the Company for such years.

None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred during the years ended December 31, 2004 and 2003 or during the subsequent interim period through July 29, 2005.

The Company has provided PricewaterhouseCoopers LLP with a copy of the foregoing disclosures.  Attached as Exhibit 16.1 is a letter from PricewaterhouseCoopers LLP, dated August 5, 2005, stating their agreement with such statements.

During the years ended December 31, 2004 and 2003, and the subsequent interim period through July 29, 2005, the Company did not consult with Deloitte & Touche LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01

Financial Statements and Exhibits

Exhibit No.

Description

16.1

Letter of PricewaterhouseCoopers LLP regarding change in

independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 5, 2005	MANPOWER INC.

By: /s/ Michael J. Van Handel
Michael J. Van Handel Executive Vice President, Chief Financial Officer and Secretary

Exhibit Index

Exhibit No.

Description

16.1

Letter of PricewaterhouseCoopers LLP regarding change in

independent registered public accounting firm.